WORLD FUNDS TRUST

Toreador Core Fund
Investor Class Ticker: TORLX
Institutional Class Ticker: TORZX

Toreador International Fund
Investor Class Ticker: TMRFX
Institutional Class Ticker: TMRIX

Toreador Explorer Fund
Investor Class Ticker: TMRLX
Institutional Class Ticker: TMRZX

Toreador Select Fund
Investor Class Ticker: TOSLX
Institutional Class Ticker: TOSZX

(collectively, the “Toreador Funds”)

Supplement dated June 12, 2019
To the Prospectus and Statement of Additional Information dated August 31, 2018

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At a meeting of the Board of Trustees (the “Board”) for the Toreador Funds held on May 29-30, 2019, the Board approved name changes for each Toreador Fund to reflect the new business name of the investment adviser, Applied Finance Advisors LLC. The Board also approved a new investment objective and principal investment strategy for the Toreador International Fund, which will become the Applied Finance Dividend Fund. As required by its prospectus, the Toreador International Fund hereby provides 60 days’ notice to shareholders of the changes, which will take effect upon the filing of the fund’s annual update to its registration statement.

Name Changes:

Effective August 31, 2019, the names of the Toreador Funds will be changing as follows:

Current Fund Name	New Fund Name
Toreador Core Fund	Applied Finance Core Fund
Toreador International Fund	Applied Finance Dividend Fund
Toreador Explorer Fund	Applied Finance Explorer Fund
Toreador Select Fund	Applied Finance Select Fund

Adviser Name Change:

Effective on August 31, 2019, the name of the Funds’ investment adviser will be changing from Toreador Research & Trading LLC to Applied Finance Advisors LLC (the “Adviser”). There are no changes to the ownership structure of the Adviser or portfolio managers to the Funds. All references to the Adviser in the prospectus and SAI are hereby updated to reflect the name change.

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Revised Investment Objective and Principal Investment Strategy – Applied Finance Dividend Fund (formerly, Toreador International Fund)

Effective August 31, 2019, the section titled “Investment Objective” in the Summary Prospectus and on page 9 of the Toreador Funds’ Prospectus will be deleted and replaced with the following:

The investment objective of the Applied Finance Dividend Fund is capital appreciation and income.

Effective August 31, 2019, the section titled “Principal Investment Strategies” in the Summary Prospectus and on pages 11-12 of the Toreador Funds’ Prospectus will be deleted and replaced with the following:

The Dividend Fund is designed to provide capital appreciation and income by identifying dividend paying companies with attractive valuations and financial characteristics.  Under normal circumstances, the Fund’s portfolio is composed of approximately 25 to 35 U.S.-traded stocks (including American Depository Receipts or ADRs).  The majority of the stocks will have market capitalizations greater than $5 billion at the time of purchase by the Fund.  The portfolio, however, may have more or less securities with higher or lower market capitalizations depending on security availability and market conditions.

The Dividend Fund is managed via a quantitative process and analyst review. The quantitative process implements screening criteria to identify companies trading at attractive valuations, as determined by our proprietary valuation methodology, and paying dividends.  The analyst oversight incorporates reviewing the companies’ financial viability, corporate strengths and weaknesses, and long-term dividend payout track records.

In selecting securities for the Dividend Fund, the Adviser may consider, but is not limited to, fundamental company analysis, broad sector analysis, and historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. In determining which portfolio securities to sell, the Adviser may consider, but is not limited to, the following: (1) if the sector or security appears to be under-performing; (2) if the company’s management appears to be engaging in conduct not in the best interest of shareholders; (3) if it is necessary to sell loss positions to reduce taxable gains to Dividend Fund shareholders reflected in earlier sales of positions with gains; and (5) if it is necessary to raise funds to cover redemptions.

Effective August 31, 2019, the following “Principal Risks” are deleted from the Summary Prospectus and pages 12-14 of the Toreador Funds’ Prospectus:

Risk of Other Equity Securities, Investment Companies and ETFs, Foreign Investing, and Emerging and Developing Markets

Effective August 31, 2019, the following “Principal Risks” are added to the Summary Prospectus and page 12 of the Toreador Funds’ Prospectus:

Large Cap Risk – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Effective August 31, 2019, the “Toreador International Fund” section of the “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS” portion of the Toreador Funds’ Prospectus on page 32 is deleted and replaced with the following:

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Applied Finance Dividend Fund

While the Dividend Fund intends to remain substantially invested in equity securities that pay dividends, the Adviser may reduce its holdings in equity securities and invest without limit in cash and other short-term debt securities. The Adviser expects to implement this defensive strategy on a limited basis and only when warranted by market conditions.

Effective August 31, 2019, the “ADDITIONAL RISKS APPLICABLE TO THE INTERNATIONAL FUND” section on page 37 of the Toreador Funds’ Prospectus is renamed “ADDITIONAL RISKS APPLICABLE TO THE DIVIDEND FUND” and the sections “Foreign Investing” and “Emerging and Developing Markets” are deleted in their entirety.

Effective August 31, 2019, the “ADDITIONAL RISKS APPLICABLE TO THE CORE AND SELECT FUNDS” section is renamed “ADDITIONAL RISKS APPLICABLE TO THE CORE, DIVIDEND, AND SELECT FUNDS”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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